Walthausen Small Cap Value Fund

September 30, 2009
Third Quarter

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (%) (as of September 30, 2009)

	Q3 2009	YTD 2009	1 Yr	Since Inception* (2/1/08)
Walthausen Small Cap Value Fund	29.66	34.72	2.68	4.20
Russell 2000 Value Index	22.70	16.36	-12.61	-8.52

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return since inception

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception Date:	02/01/08
Ticker Symbol:	WSCVX
Cusip:	933310104
Net Assets	$14.8 million
NAV:	$10.71
Net Expense Ratio:	1.48%

Investment Minimums

- Regular Account………………. $2,500
- Automatic Reinvestment Plan… $2,500
- IRA Account……………………$2,500

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in January, 2003, through to the time of his departure in July, 2007.

Investment Adviser:
Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:
Mutual Shareholders Services

Custodian Bank:
Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

September 30, 2009
Third Quarter

Fund Characteristics (as of 9/30/09)

No. of Holdings	72
Median Market Cap	$360m
Average Weighted Market Cap	$750m
Median Price-to-Book	1.3

Source: Thomson Portfolio Analytics

TOP TEN HOLDINGS (as of 9/30/09)

(% of net assets)

Hutchinson Technology, Inc.	3.3
Vishay Intertechnology, Inc.	3.2
Solutia, Inc.	2.8
Standex International Corp.	2.7
Thermadyne Holdings Corp.	2.5
Lydall, Inc.	2.4
K Tron International, Inc.	2.3
Drew Industries, Inc.	2.2
Walter Investment Management Corp.	2.2
Interval Leisure Group, Inc.	2.0
Total % of Portfolio	25.60

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION (as of 9/30/09)

(% of net assets)

Industrials	24.6
Consumer Discretionary	18.2
Financials	14.0
Information Technology	12.0
Materials	10.2
Healthcare	9.1
Energy	7.2
Consumer Staples	2.2
Telecom Services	0.0
Utilities	0.0
	97.5
Net Cash*	2.5

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (9/30/09)

Hutchinson Technology, Inc. (3.3%)

Designs, develops, manufactures, and markets suspension assemblies for disk drives in the US and internationally.

Vishay Intertechnology, Inc. (3.2%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

Solutia, Inc. (2.8%)

Manufactures and markets various chemical and engineered materials used in consumer and industrial applications worldwide.

Standex International Corp. (2.7%)

Operates as a diversified manufacturer worldwide of food service equipment, air distribution, engraving, hydraulics and engineered products.

Thermadyne Holdings Corp. (2.5%)

Engages in the design, manufacture, marketing and sale, and distribution of welding and cutting torches, consumables, power sources, and accessories. Its product applications include shipbuilding, manufacturing of transportation and agricultural equipment, offshore oil and gas rig construction and fabrication of metal structures.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com